UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 24, 2026

PEAPACK-GLADSTONE FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

New Jersey	001-16197	22-3537895
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Hills Drive, Suite 300, Bedminster, New Jersey	07921
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (908) 234-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	PGC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

On March 26, 2026, Peapack-Gladstone Financial Corporation (the “Company”) issued 30,000 shares of newly-created 6.00% Non-Cumulative Perpetual Convertible Preferred Stock, Series B (the “Preferred Stock”), in a private placement transaction, resulting in gross proceeds of $30.0 million. The Company relied on the exemption from registration with the Securities and Exchange Commission (the “SEC”) provided under SEC Rule 506 of Regulation D. The shares were sold pursuant to a Purchase Agreement (the “Purchase Agreement”), dated March 26, 2026, by and among Strategic Value Investors, LP, and Strategic Value Private Investors II, LP (together, the “Purchasers”) and the Company.

Under the Purchase Agreement, at any time through December 31, 2027 (the “Commitment Period”), the Company has the right, in its sole discretion, to sell an additional 20,000 shares of the Preferred Stock at $1,000 per share to the Purchasers, which the Purchasers must buy (the “Commitment”). In consideration for the Commitment, the Company will deliver to the Purchasers a total fee of $200,000 in four equal installments on (i) April 1, 2026, (ii) July 1, 2026, (iii) October 1, 2026, and (iv) November 1, 2027. During the Commitment Period, the Company cannot offer, sell, transfer, assign, exchange, pledge, encumber or otherwise dispose of any Preferred Stock to anyone other than the Purchasers.

The Purchase Agreement is filed herewith as Exhibit 10.1 and incorporated herein by reference. The foregoing summary of the Purchase Agreement is not complete and is qualified in its entirety by reference to the complete text of the Purchase Agreement.

Item 3.02.	Unregistered Sales of Equity Securities

On March 26, 2026, the Company closed a private placement of 30,000 shares of Preferred Stock, resulting in gross proceeds of $30.0 million. The Company relied on the exemption from registration with the SEC provided under SEC Rule 506 of Regulation D. The shares were sold pursuant to the Purchase Agreement. Under the Purchase Agreement, during the Commitment Period, the Company has the right, in its sole discretion, to sell an additional 20,000 shares of the Preferred Stock at $1,000 per share, which the Purchasers must buy. During the Commitment Period, the Company cannot offer, sell, transfer, assign, exchange, pledge, encumber or otherwise dispose of any Preferred Stock to anyone other than the Purchasers.

The Company will use the net proceeds of this offering for general corporate purposes, which may include investments at the holding-company or bank level; providing capital to support growth, acquisitions or other business combinations; or reducing or refinancing existing debt.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 24, 2026, the Company filed a Certificate of Amendment (the “Certificate of Amendment”) to amend its Certificate of Incorporation to revise Article III to create the Preferred Stock, which Certificate of Amendment sets forth the number of shares to be included in such new series and fixes the designation, powers, preferences, and rights of the shares of such series and any qualifications, limitations or restrictions thereof. Such Certificate of Amendment to the Certificate of Incorporation was approved by the Board of Directors of the Company on March 23, 2026.

Holders of the Preferred Stock will be entitled to receive, only when, as, and if declared by the Board of Directors or a duly authorized committee of the Board of Directors, non-cumulative cash dividends at the rate per annum equal to 6.00%, payable quarterly in arrears.

Each share of the Preferred Stock may be converted—at the option of the holders, without the payment of any additional consideration, (1) on or after a date that is 60 months immediately subsequent to the date of issue or, (2) in the event of a change in control, on or before the date of the change in control, whether before or after the date that is 60 months immediately subsequent to the date of issue—into shares of the

Company’s common stock equal to the $1,000 Liquidation Preference divided by $38.00, or 26.3157 shares of common stock of the Company. No fractional shares of common stock will be issued upon conversion of the Preferred Stock. Upon any conversion, all fractional share interests to which a holder may be entitled will be aggregated into whole shares of common stock with cash being paid for any fractional interest that may remain after such aggregation. The conversion rate is subject to customary anti-dilution adjustments.

The holders of Series B Preferred Stock will not have general voting rights, except as may otherwise, from time to time, be required by law or as expressly provided in the Certificate of Amendment.

On or after the fifth anniversary of the date of issue of the Preferred Stock, the Company may, at its option and subject to any necessary regulatory approval, including approval of the Board of Governors of the Federal Reserve System, redeem the Preferred Stock at a price equal to the liquidation preference ($1,000.00 per share), plus declared and unpaid dividends to, but excluding, the date fixed for redemption, without accumulation of any undeclared dividends.

The Certificate of Amendment is filed herewith as Exhibit 3.1 and incorporated herein by reference. The foregoing summary of the Preferred Stock is not complete and is qualified in their entirety by reference to the complete text of the Certificate of Amendment.

Item 7.01.	Regulation FD Disclosure

On March 26, 2026, the Company issued a press release announcing the completion of the offering of the private placement of the Preferred Stock, a copy of which is furnished herewith as Exhibit 99.1.

The information contained in this Item 7.01 and Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor will such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following Exhibits are attached as part of this report.

Exhibit Number	Description

3.1	Certificate of Amendment to the Certificate of Incorporation

10.1	Purchase Agreement, dated March 26, 2026, by and among the Company, Strategic Value Investors, LP, and Strategic Value Private Investors II, LP

99.1	Press Release dated March 26, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEAPACK-GLADSTONE FINANCIAL CORPORATION

Dated: March 26, 2026	By:	/s/ Frank A. Cavallaro
	Name:	Frank A. Cavallaro
	Title:	Senior Executive Vice President and Chief Financial Officer